LORD ABBETT SERIES FUND

Supplement dated September 27, 2012 to the

Statement of Additional Information dated May 1, 2012

In the Statement of Additional Information dated May 1, 2012, all references to Calibrated Dividend Growth Portfolio (the “Fund”), including references to the Fund by its former name, Capital Structure Portfolio, are deleted and superseded by the Fund’s Statement of Additional Information dated September 27, 2012.

Please retain this document for your future reference.